UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 2, 2019

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 2, 2019, the Board of Directors (the “Board”) of Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) announced the unexpected passing of Mark Butler, Founder, Chairman of the Board, President and CEO of the Company.  The Board also announced that effective immediately, John Swygert has been named interim President and CEO.

Mr. Swygert has been serving the Company as Executive Vice President and Chief Operating Officer since January 2018, and prior to this served as the Company‘s Chief Financial Officer since 2004. There are no arrangements or understandings between Mr. Swygert and any other persons pursuant to which he was named interim President and CEO. Mr. Swygert does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There have been no changes to Mr. Swygert’s compensation at this time.

Item 8.01 Other Events.

On December 2, 2019, the Company issued a press release announcing that Founder, Chairman of the Board, Company President and CEO Mark Butler, passed away unexpectedly on December 1, 2019 while spending the Thanksgiving Holiday weekend with his family. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

“Mark was an exceptional entrepreneur, merchant, leader, philanthropist, friend and family man,” said board member Richard Zannino on behalf of the entire board of directors. “From ringing the first sale in the first Ollie’s store in Mechanicsburg, PA in 1982, to leading the Company’s highly profitable growth to 345 stores in 25 states, Mark built a successful and enduring retail concept, assembled an incredible team, created thousands of jobs and delivered millions of bargains to our customers, while delivering exceptional shareholder value along the way.”

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued on December 2, 2019 of Ollie’s Bargain Outlet Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: December 2, 2019	By:	/s/ Jay Stasz
		Name:	Jay Stasz
		Title:	Senior Vice President and Chief Financial Officer

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